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                                 EXHIBIT 10(29)

                    THIRD AMENDMENT TO CNA SURETY CORPORATION
                           DEFERRED COMPENSATION PLAN

      The CNA Surety Corporation Deferred Compensation Plan as established effective August 1, 2000 and as heretofore amended (the "Plan") is hereby amended as follows:

                                       I.

      Article IV is amended as follows:

      A. Section 4.1 is hereby amended effective January 1, 2005 by adding a new paragraph to the end thereof to read as follows:

                  Notwithstanding the foregoing provisions of this Section 4.1, each Participant's Deferral Agreement in effect on or after January 1, 2005 shall be cancelled and no Elective Contributions shall be made under this Plan for any Plan Year commencing after December 31, 2004.

      B. Section 4.2 is hereby amended effective January 1, 2005 by adding a new paragraph to the end thereof to read as follows:

                  Notwithstanding the foregoing provisions of this Section 4.2, no Matching Contributions shall be made under this Plan for any Plan Year commencing after December 31, 2004.

      C. Section 4.5A is hereby amended effective January 1, 2004 by adding a new paragraph to the end thereof to read as follows:

                  Notwithstanding the foregoing provisions of this Section 4.5A, no Performance Contributions shall be made under this Plan for any Plan Year commencing after December 31, 2003.

      D. Section 4.5B is hereby amended effective January 1, 2005 by adding a new paragraph to the end thereof to read as follows:

                  Notwithstanding the foregoing provisions of this Section 4.5B, no Basic Contributions shall be made under this Plan for any Plan Year commencing after December 31, 2004.

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                                      II.

Except as otherwise amended herein, the Plan shall remain in full force and effect.

Executed this ___ day of March, 2005.

                                   CNA SURETY CORPORATION

                                    By:________________________________

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